SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2007

VANGENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-145355	20-1961427
(State or Other Jurisdiction	Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

4250 North Fairfax Drive		22203
Suite 1200		(Zip Code)
Arlington, Virginia 22203
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (703) 284-5600

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On November 13, 2007, Vangent, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the third quarter ended September 29, 2007. The Company also announced the schedule for a conference call and “web cast” on the same date.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Form 8-K, including the attached exhibit, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 13, 2007, announcing the Company’s financial results for the third quarter ended September 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGENT, INC.

Date: November 13, 2007	/s/ Kevin T. Boyle
Kevin T. Boyle
Senior Vice President, General Counsel and Secretary